EXHIBIT 10.41
NOTE MODIFICATION AGREEMENT
(Line of Credit Note)
     THIS NOTE MODIFICATION AGREEMENT is made and entered into as of December 31, 2009, by and between ORWELL NATURAL GAS COMPANY, an Ohio corporation, as the borrower (the “Borrower”), and THE HUNTINGTON NATIONAL BANK (the “Bank”).
WITNESSETH:
          WHEREAS, the Borrower heretofore executed a Promissory Note dated December 9, 2008 (the “Note”) in favor of the Bank in the stated principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), which Note shall be attached to this Note Modification Agreement and held by Bank;
          WHEREAS, as of the date hereof, the outstanding principal balance of the Note is $1,499,169.80 and the Note matured on November 30, 2009, at which time the outstanding principal and accrued and unpaid interest became due and payable; and
          WHEREAS, pursuant to an Amended and Restated Loan Agreement of even date herewith, the Borrower and the Bank have agreed to modify the interest rate applicable under the Note and extend the maturity date of the Note.
          NOW THEREFORE, by mutual agreement of the parties and in consideration of the premises and intending to be legally bound hereby, the parties agree as follows:
          1. The Note is hereby amended as follows:
(a)	The maturity date shall be extended to November 28, 2010; and

(b)	The interest rate shall be modified to the Index rate for a LIBO Rate Interest Period of one month, plus 3.00 percentage points, subject to a LIBO Rate floor of 1.00 percentage point.
          2. Except for the above modifications, the Note and all the terms and conditions thereof and all the loan documents executed in connection therewith remain in full force and effect.
          3. The parties intend that no novation has occurred with respect to the indebtedness evidenced by the Note.
          4. This Note Modification Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5. Power to Confess Judgment. The Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained and paid by the Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the loans or any of the other obligations evidenced by the Note become due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the Borrower in favor of the Bank, and/or any assignee or holder hereof for the amount of such loans and any of such other obligations then appearing due from the Borrower under the Note and this Note Modification Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. The Borrower hereby expressly (i) waives any conflict of interest of the attorney(s) retained by the Bank to confess judgment against the Borrower upon the Note and this Note Modification Agreement, and (ii) consents to the receipt by such attorney(s) of a reasonable legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon the Note and this Note Modification Agreement. A copy of the Note and this Note Modification Agreement, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.
          The Borrower acknowledges that it has read and understood all the provisions of this Note Modification Agreement, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.
[SIGNATURES APPEAR ON THE NEXT PAGE]

[SIGNATURE PAGE TO NOTE MODIFICATION AGREEMENT]
          IN WITNESS WHEREOF, the Borrower and the Bank, intending to be legally bound, have executed this Note Modification Agreement as of the day and year first above written with the intention that this Note Modification Agreement shall constitute a sealed instrument.

     WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER: ORWELL NATURAL GAS COMPANY
By:	/s/ Richard M. Osborne		(Seal)
	Name:	Richard M. Osborne
	Title:	Chairman/CEO

BANK: THE HUNTINGTON NATIONAL BANK
By:	/s/ Bruce G. Shearer
	Name:	Bruce G. Shearer
	Title:	Senior Vice-President